EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-08609) of Greene County Bancshares, Inc. of our report dated January 28, 2000 relating to the consolidated financial statements, which is included in this Annual Report on Form 10-K.



                                                 /s/ PricewaterhouseCoopers LLP

Knoxville, Tennessee
March 29, 2001